Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VERITEQ CORPORATION", FILED IN THIS OFFICE ON THE SIXTH DAY OF FEBRUARY, A.D. 2015, AT 8 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

4313341 8100

150156176

AUTHENTICATION: 2100883

DATE: 02-06-15

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:00 AM 02/06/2015
FILED 08:00 AM 02/06/2015
SRV 150156176 - 4313341 FILE

CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF VERITEQ CORPORATION

The undersigned officer of VeriTeQ Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is VeriTeQ Corporation. The date of filing its original Certificate of Incorporation with the Secretary of State was March 7, 2007, under the name Applied Digital Solutions, Inc. An Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on December 18, 2014.

SECOND: At a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed reverse stock split of the Common Stock of the Corporation (the "Reverse Split"), declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof.

THIRD: Thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the Reverse Split.

FOURTH: The Certificate of Incorporation of the Corporation is hereby amended by adding a second paragraph to Article Three, Subsection B, so that, as amended, said paragraph of Article III, Subsection B, shall be read as follows:

"Effective at 12:01 a.m. on February 11, 2015, (the "Effective Time") pursuant to the General Corporation Law of the State of Delaware (the "DGCL") of this certificate of amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each 1,000 shares of the Corporation's common stock, par value $0.00001 per share, issued and outstanding immediately prior to the Effective Time shall be combined into 1 validly issued, fully paid and non-assessable share of common stock, par value $0.00001 per share, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be entitled to receive cash (without interest or deduction) from the Corporation's transfer agent in lieu of such fractional share interests upon the submission of a transmittal letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder's Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation's transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of common stock ("Old

Certificates"), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above."

FIFTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SIXTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this 6th day of February, 2015.

VERITEQ CORPORATION

By: ______________________

Name: Scott Silverman
Title: CEO